FLEXSHARES® TRUST

FLEXSHARES® FAMILY OF INDEX ETFS

SUPPLEMENT DATED APRIL 1, 2020

TO THE PROSPECTUS DATED MARCH 1, 2020, AS SUPPLEMENTED

Effective immediately, the Prospectus is updated as follows.

1. The following sentence is added to the “PRINCIPAL INVESTMENT STRATEGIES” summary section for each Fund:

The Underlying Index of the Fund will be rebalanced or reconstituted as described above under normal market conditions. During periods of market disruption or other abnormal market conditions, the rebalancing or reconstitution of the Fund’s Underlying Index may be delayed.

2. The Market Risk factor under the heading “PRINCIPAL RISKS” in each Fund’s summary section is deleted and restated as follows:

MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments and could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s net asset value. A recent outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID-19 is currently unknown. The effects to public health, business and market conditions resulting from the COVID-19 pandemic may have a significant negative impact on the performance of the Fund’s investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index or cause delays in the Underlying Index’s rebalancing or reconstitution schedule. During any such delay, it is possible that the Underlying Index and, in turn, the Fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule. Because the Fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market.

Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in the market prices of the Fund’s shares in response to market movements, and over longer periods during market downturns.

3. On page 192 under the section entitled “ADDITIONAL FUND INFORMATION - ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL RISKS,” the Market Risk factor is deleted and restated as follows:

Market Risk is the risk that the value of a Fund’s investments may increase or decrease in response to expected real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by a Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equities market or adverse investor sentiment. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market or other events could have a significant impact on a Fund and its investments and could result in a Fund’s shares trading at increased premiums or discounts to the Fund’s net asset value. These risks may be magnified if certain events or developments adversely interrupt the global supply chain. Market risk includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. The value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in the market prices of a Fund’s shares in response to market movements, and over longer periods during market downturns.

Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of a Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancellations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future, could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time. Health crises caused by the recent outbreak may heighten other preexisting political, social and economic risks in a country or region. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and dramatically lower interest rates. Certain of those policy changes are being implemented or considered in response to the coronavirus outbreak. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which a Fund’s investment adviser rely, and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent a Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for a Fund’s underlying index or benchmark index, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. During periods of market disruption or other abnormal market conditions, a Fund’s exposure to the risks described elsewhere in this Prospectus will likely increase. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index or cause delays in the Underlying Index’s rebalancing or rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the Fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule. Because each Fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

4. The third paragraph under the section entitled “DESCRIPTION OF FUND MANAGEMENT – THE INVESTMENT ADVISER” on page 208 is deleted and restated as follows:

As of December 31, 2019, Northern Trust Corporation, through its affiliates, had assets under investment management of $1.23 trillion and assets under custody of $9.23 trillion.

Please retain this Supplement with your Prospectus for future reference.